HAMILTON LANE INCORPORATED REPORTS STRONG FOURTH QUARTER AND FISCAL YEAR 2019 RESULTS; INCREASES DIVIDEND 29%

BALA CYNWYD, PENN. – May 29, 2019 – Leading private markets asset management firm Hamilton Lane Incorporated (NASDAQ: HLNE) today reported its results for the fourth quarter and full fiscal year ended March 31, 2019.

FISCAL YEAR 2019 HIGHLIGHTS

•	Assets under management – Total asset footprint of approximately $484 billion grew 7% year-over-year. Fee-earning assets under management increased 9% to approximately $34 billion.

•	Revenue – Management and advisory fees increased 12% to approximately $218 million for fiscal 2019 driven by growth across core offerings. Total revenues increased 3% to $252 million for fiscal 2019.

•	Earnings per share – GAAP earnings per share was $1.40 on over $33 million of GAAP net income for fiscal 2019.

•
Dividend – Declared a quarterly dividend of $0.275 per share of Class A common stock to record holders at the close of business on June 14, 2019 that will be paid on July 5, 2019. This represents a 29% increase from the prior dividend.

Hamilton Lane issued a full detailed presentation of its fourth quarter and fiscal year 2019 results, which can be accessed by clicking here.

Hamilton Lane CEO Mario Giannini commented: “This fiscal year was another strong one for our business. Our asset footprint reached a new high of $484 billion, based on our strong market position, growing client base and an expanding set of products and solutions. This growth in our asset footprint continues to drive real benefits to the entirety of our client base.”

Conference Call
Hamilton Lane will discuss fourth quarter and full fiscal 2019 results in a webcast and conference call today, Wednesday, May 29, 2019, at 11:00 a.m. Eastern Time. The call will be broadcast live via a webcast, which may be accessed on Hamilton Lane’s Investor Relations website. The call may also be accessed by dialing (833) 231-8267 inside the U.S., or (647) 689-4112 for international callers. The conference ID is 6883003.
A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Hamilton Lane Investor Relations website.

About Hamilton Lane
Hamilton Lane (NASDAQ: HLNE) is a leading alternative investment management firm providing innovative private markets solutions to sophisticated investors around the world. Dedicated to private markets investing for 27 years, the firm currently employs approximately 370 professionals operating in offices throughout North America, Europe, Asia-Pacific, Latin America and the Middle East. With approximately $484 billion in total assets under management and supervision as of March 31, 2019, Hamilton Lane offers a full range of investment products and services that enable clients to participate in the private markets asset class on a global and customized basis. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on Twitter: @hamilton_lane.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to our ability to manage growth, fund performance, risk, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to us; our ability to comply with investment guidelines set by our clients; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive.  For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2018 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.
Investor Contact
John Oh
joh@hamiltonlane.com
+1 610 617 6026

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 212 752 7853

Fiscal Year 2019 Fourth Quarter and Full Year Results Earnings Presentation - May 29, 2019

Today’s Speakers Mario Giannini Erik Hirsch Randy Stilman Jackie Rantanen Chief Executive Officer Vice Chairman Chief Financial Officer Head of Product Management Hamilton Lane | Global Leader in the Private Markets Page 2

Period Highlights Business Performance • Total asset footprint (assets under management/advisement) reached approximately $484 billion, growing 7% compared to March 31, 2018 • Assets under management and fee-earning assets under management were approximately $61 billion and $34 billion, respectively, as of March, 2019, increases of 14% and 9%, respectively, compared to March 31, 2018 Financial Results USD in millions except per share amounts Q4 FY19 FY19 vs. FY18 Management and advisory fees $57.9 $217.8 12% GAAP net income $8.0 $33.6 94% GAAP EPS $0.31 $1.40 50% Non-GAAP EPS1 $0.36 $1.91 16% Fee Related Earnings1 $24.1 $89.9 11% Adjusted EBITDA1 $31.3 $117.7 (11)% Dividend • Declared a quarterly dividend of $0.275 per share of Class A common stock to record holders at the close of business on June 14, 2019, which represents a 29% increase from the prior dividend 1 Non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see pages 15 and 21 of this presentation. Hamilton Lane | Global Leader in the Private Markets Page 3

Growing Asset Footprint & Influence

Total Assets Under Management/Advisement ($B)[1]



$500
$400
$300
$200
$100
$0
Y-o-Y Growth
AUA: 6%
AUM: 14%
$484B
AUM & AUA
CAGR: 20%
$6
$36
$7
$51
$11
$77
$13
$79
$16
$95
$19
$81
$22
$129
$24
$147
$30
$147
$32
$189
$35
$205
$40
$292
$50
$374
$59
$410
$61
$422
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
3/31/19
Total AUA
Total AUM

[1] Data as of calendar year end 12/31. Numbers may not tie due to rounding.

Hamilton Lane | Global Leader in the Private Markets

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Fee-Earning AUM Driving Revenues

Fee-Earning AUM growth continues...

Total Fee-Earning Assets Under Management ($B)



$40
$35
$30
$25
$20
$15
$10
$5
$0
0.56%
0.57%
0.56%
0.55%
CAGR: 11%
$22
$5
$16
$24
$7
$17
$27
$9
$18
$31
$10
$21
$34
$11
$22
Mar-15
Mar-16
Mar-17
Mar-18
Mar-19
Customized Separate Accounts
Specialized Funds
Total Management Fee Revenues as a % of Average FEAUM

* Numbers may not tie due to rounding

...and annual fee rates are stable

Y-o-Y Drivers of Growth

Customized Separate Accounts:

- New client wins
- Client re-ups

Specialized Funds:

- Closed credit-oriented fund (2018)
- Fundraising co-investment, credit-oriented (2019) and fund-of-funds products

Hamilton Lane | Global Leader in the Private Markets

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Separate Account Re-ups

- A total of 20 existing clients elected to allocate an additional tranche of capital in FY19 (a "re-up")
- The average size of those re-ups was over $130 million and the average age of clients re-upping was 6 years
- Re-upping clients represented 9 different countries and included pensions, sovereign wealth funds, insurance companies, endowments, and white labels

Number of Times FY19 Allocations Have Re-Upped



8
7
6
5
4
3
2
1
0
0-2
3-4
5-6
>6

Hamilton Lane | Global Leader in the Private Markets

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AUM Growth AUM AUA Customized Specialized Advisory Separate Accounts Funds Services Diverse mix of existing and Select funds in market: Typically larger clients with wide- prospective clients seeking to • Co-investment fund ranging mandates which include further or establish relationship with technology-driven reporting, Hamilton Lane • Secondary fund monitoring and analytics services, • Credit-oriented fund and consulting services; opportunity set continues to be robust • +70% of our gross contributions • FEAUM added during Q4 FY19: • $26B in AUA added compared to during the last 12 months came from • Co-Investment fund: $269M prior year period existing clients • Credit-oriented fund (2018): $159M • Private equity fund-of-funds: $81M • Fund closing subsequent to 3/31/19: • Co-Investment fund: $126M • Secondary fund: $699M Hamilton Lane | Global Leader in the Private Markets Page 7

Financial Highlights

Consolidated Revenue Strong revenue growth across management and advisory fees and incentive fees Management and Advisory Fees YTD Long-Term Growth Y-o-Y Growth: 12� CAGR: 11� • Represented an average of just under 90% of total revenues over the 220 ���� ���� past five fiscal years ���� 165 • Y-o-Y increase of 12% 110 ���� • $2.6M in retroactive fees from our latest co-investment fund in the ��� in Millions 55 quarter 0 ���� ���� ���� ���� Incentive Fees YTD Long-Term Growth • Incentive fees derived from a highly diversified pool of assets and Y-o-Y Growth: (�0)� 200 CAGR: �0� funds 150 • Allocated carried interest of $326M as of 3/31/19 diversified across +3,000 assets and +50 funds 100 ��� in Millions • $38.9M and $2.5M recognition of deferred carried interest from 50 ��� Coinvestment Fund II in FY18 and FY19, respectively ��� �� ��� 0 ���� ���� ���� ���� Total Revenues YTD Long-Term Growth Y-o-Y Growth: �� CAGR: 1�� 300 300 • Total revenues increased by 3%, driven by recurring management and 250 250 ���� ���� ���� 200 200 advisory fee growth across core offerings 150 150 100 100 ���� ��� in Millions 50 50 0 0 ���� ���� ���� ���� Hamilton Lane | Global Leader in the Private Markets Page 9

Consolidated Earnings

Profitability stable and growing

Net Income Attributable to HLI


YTD
Y-o-Y Growth: 94%
USD in Millions
$17
$34
FY18
FY19


Long-Term Growth
N/A
$34
FY14
FY19

- $8M in net income attributable to HLI for the quarter

Adjusted EBITDA[1]


YTD
Y-o-Y Growth: (11)%
USD in Millions
$133
$118
FY18
FY19


Long-Term Growth
CAGR: 13%
$64
$118
FY14
FY19

- Y-o-Y decrease of 11% driven by $38.9M recognition of deferred carried interest from Co-investment Fund II in FY18
- Margins decreased Y-o-Y due to deferred carry recognition without corresponding expense in the prior year period

Fee Related Earnings[1]


YTD
Y-o-Y Growth: 11%
USD in Millions
$81
$90
FY18
FY19


Long-Term Growth
CAGR: 11%
$54
$90
FY14
FY19

- Y-o-Y growth of 11%
- Long-term double digit growth in Fee Related Earnings

[1] Adjusted EBITDA and Fee Related-Earnings are non-GAAP financial measures. For a reconciliation from GAAP financial measures to non-GAAP financial measures, see pages 15 and 21 of this presentation.

Hamilton Lane | Global Leader in the Private Markets
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Other Key Items

Strong balance sheet with investments in our own products and a modest amount of leverage...

Investments


$175
$150
$125
$100
$75
$50
$25
$0
USD in Millions
$92
$103
$103
$120
$137
$154
Mar-14
Mar-15
Mar-16
Mar-17
Mar-18
Mar-19

- For 3/31/19, the total investment balance consisted of ~$134M in equity method investments in our funds and ~$20M in technology related and other investments

Gross Leverage Profile[1]


4.0x
3.0x
2.0x
1.0x
0.0x
X TTM Adjusted EBITDA
0.6x
0.6x
Mar-18
Mar-19

- Principal amount of debt outstanding of $71.3M as of 3/31/19

[1] Ratio of principal amount of debt outstanding to trailing twelve months Adjusted EBITDA. See page 22 for additional detail on calculation of gross leverage ratio.

Hamilton Lane | Global Leader in the Private Markets

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Fiscal Year 2019 Fourth Quarter and Full Year Results Earnings Presentation - May 29, 2019

Appendix

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands except share and per share amounts)	Three Months Ended March 31, 2018	2019	% Change	Year Ended March 31, 2018	2019	% Change
Revenues						
Management and advisory fees	48,704	57,929	19%	195,030	217,773	12%
Incentive fees	28,905	9,059	(69)%	49,003	34,406	(30)%
Total revenues	**77,609**	**66,988**	**(14)%**	**244,033**	**252,179**	**3%**
Expenses						
Compensation and benefits	22,621	24,483	8%	82,868	97,719	18%
General, administrative and other	10,626	13,577	28%	38,212	50,236	31%
Total expenses	**33,247**	**38,060**	**14%**	**121,080**	**147,955**	**22%**
Other income (expense)						
Equity in income (loss) of investees	4,036	(2,894)	(172)%	17,102	7,202	(58)%
Interest expense	(707)	(779)	10%	(5,989)	(3,039)	(49)%
Interest income	56	88	57%	528	255	(52)%
Non-operating income (loss)	867	(36)	(104)%	5,036	20,915	315%
Total other income (expense)	**4,252**	**(3,621)**	**(185)%**	**16,677**	**25,333**	**52%**
Income before income taxes	**48,614**	**25,307**	**(48)%**	**139,630**	**129,557**	**(7)%**
Income tax expense	3,996	4,900	23%	33,333	30,560	(8)%
Net income	**44,618**	**20,407**	**(54)%**	**106,297**	**98,997**	**(7)%**
Less: Income (loss) attributable to non-controlling interests in general partnerships	698	(511)	(173)%	2,448	564	(77)%
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	30,422	12,870	(58)%	86,508	64,860	(25)%
Net income attributable to Hamilton Lane Incorporated	**$13,498**	**$8,048**	**(40)%**	**$17,341**	**$33,573**	**94%**
Basic earnings per share of Class A common stock	$0.69	$0.32		$0.94	$1.41	
Diluted earnings per share of Class A common stock	$0.68	$0.31		$0.93	$1.40	
Weighted-average shares of Class A common stock outstanding - basic	19,504,124	25,386,382		18,414,715	23,836,401	
Weighted-average shares of Class A common stock outstanding - diluted	20,216,258	25,852,163		18,990,369	24,298,795	

Hamilton Lane | Global Leader in the Private Markets

Page 14

Non-GAAP Financial Measures

(Dollars in thousands except share and per share amounts)	Three Months Ended March 31, 2018	Three Months Ended March 31, 2019	% Change	Year Ended March 31, 2018	Year Ended March 31, 2019	% Change
Adjusted EBITDA						
Management and advisory fees	$48,704	$57,929	19%	$195,030	$217,773	12%
Total expenses	33,247	38,060	14%	121,080	147,955	22%
Less:						
Incentive fee related compensation[1]	(1,165)	(4,267)	266%	(3,874)	(14,983)	287%
Contingent compensation related to acquisition	(2,201)	-	(100)%	(3,399)	(5,100)	50%
Management fee related expenses	29,881	33,793	13%	113,807	127,872	12%
Fee Related Earnings	**$18,823**	**$24,136**	**28%**	**$81,223**	**$89,901**	**11%**
Incentive fees[2]	28,905	9,059	(69)%	49,003	34,406	(30)%
Incentive fees attributable to non-controlling interests[2]	(895)	(74)	(92)%	(1,729)	(725)	(58)%
Incentive fee related compensation[1]	(1,165)	(4,267)	266%	(3,874)	(14,983)	287%
Interest income	56	88	57%	528	255	(52)%
Equity-based compensation	1,272	1,604	26%	5,544	6,382	15%
Depreciation and amortization	495	741	50%	1,891	2,500	32%
Adjusted EBITDA	**$47,491**	**$31,287**	**(34)%**	**$132,586**	**$117,736**	**(11)%**
Adjusted EBITDA margin	**61%**	**47%**		**54%**	**47%**	
Non-GAAP earnings per share reconciliation						
Net income attributable to Hamilton Lane Incorporated	**$13,498**	**$8,048**	**(40)%**	**$17,341**	**$33,573**	**94%**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	30,422	12,870	(58)%	86,508	64,860	(25)%
Income tax expense	3,996	4,900	23%	33,333	30,560	(8)%
Write-off of deferred financing costs[3]	-	-	0%	2,544	-	(100)%
Impact of Tax Act on TRA liability[4]	(778)	-	(100)%	(4,964)	-	(100)%
Impact of Tax Act on IPO related compensation[5]	-	-	0%	(669)	-	(100)%
Contingent compensation related to acquisition	2,201	-	(100)%	3,399	5,100	50%
Adjusted pre-tax net income	**$49,339**	**$25,818**	**(48)%**	**$137,492**	**$134,093**	**(2)%**
Adjusted income taxes[6]	(18,247)	(6,387)	(65)%	(50,432)	(32,048)	(36)%
Adjusted net income	**$31,092**	**$19,431**	**(38)%**	**$87,060**	**$102,045**	**17%**
Adjusted shares outstanding[7]	**53,334,091**	**53,392,233**		**53,103,352**	**53,339,000**	
Non-GAAP earnings per share	**$0.58**	**$0.36**	**(38)%**	**$1.64**	**$1.91**	**16%**

[1] Incentive fee related compensation includes incentive fee compensation expense, bonus and other revenue sharing related to carried interest that is classified as base compensation. Incentive fee related compensation for the years ended March 31, 2019 and 2018 excludes compensation expense related to the recognition of incentive fees included in net income from one of our co-investment funds of $2.5 million and $38.9 million, respectively, as the related incentive fee compensation was recognized in fiscal 2016.

[2] Incentive fees for the year ended March 31, 2019 included $3.2 million of non-cash carried interest. Of the $3.2 million, $2.5 million is included in net income and $0.7 million is attributable to non-controlling interests. Incentive fees for the year ended March 31, 2018 included $40.6 million of non-cash carried interest. Of the $40.6 million, $38.9 million is included in net income and $1.7 million is attributable to non-controlling interests.

[3] Represents write-off of debt issuance costs and realized loss on interest rate caps related to the payoff of our predecessor credit facility in the prior year period.

[4] Represents gain recorded as a result of re-measurement due to lower federal tax rates. The gain was recorded to other non-operating income in the Condensed Consolidated Statements of Income.

[5] Represents reduction in expense due to the impact of tax rate changes on the $1.9 million expense accrued in fiscal 2017 to induce members of HLA to exchange their HLA units for HLI common stock in connection with the corporate reorganization effected at the time of our initial public offering.

[6] Represents corporate income taxes at our estimated statutory tax rate of 23.9% for the year ended March 31, 2019 applied to adjusted pre-tax net income. The 23.9% is based on a blended federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.9%. Represents corporate income taxes at assumed effective tax rate of 36.7% for the year ended March 31, 2018. The 36.7% is based on a blended federal tax statutory rate of 35.0% for 275 days and 21.0% for 90 days and a combined state income tax rate net of federal benefits of 5.1%.

[7] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement

Hamilton Lane | Global Leader in the Private Markets

Page 15

Management and Advisory Fees Three Months Ended March 31, Year Ended March 31, (Dollars in thousands) 2018 2019 % Change 2018 2019 % Change Management and advisory fees Customized separate accounts $20,891 $22,158 6% $79,144 $85,245 8% Specialized funds 19,569 25,892 32% 83,151 93,056 12% Advisory and reporting 7,401 8,275 12% 28,359 32,935 16% Distribution management 843 752 (11)% 4,376 4,525 3% Fund reimbursement revenue - 852 N/A - 2,012 N/A Total management and advisory fees $48,704 $57,929 19% $195,030 $217,773 12% �ther �dvisor� �� and re�ortin� ��� ��stomi�ed se�arate a��o�nts ��� Year Ended March �1� 2019 ��e�iali�ed ��nds ��� Hamilton Lane | Global Leader in the Private Markets Page 16

Incentive Fees Three Months Ended March 31, Year Ended March 31, (Dollars in thousands) 2018 2019 % Change 2018 2019 % Change Incentive fees Secondary Fund II $- $204 N/A $2,239 $1,529 (32)% Co-investment Fund II 26,072 1,790 (93)% 40,650 16,748 (59)% Other specialized funds 150 5,657 3667% 1,012 7,410 632% Customized separate accounts 2,683 1,408 (48)% 5,101 8,719 71% Incentive fees $28,905 $9,059 (69)% $49,003 $34,406 (30)% As of March 31, 2018 December 31, 2018 March 31, 2019 YoY % Change QoQ % Change Allocated carried interest Secondary Fund II $6,305 $4,838 $3,874 (39)% (20)% Secondary Fund III 36,335 39,066 36,697 1% (6)% Secondary Fund IV 16,818 31,033 30,587 82% (1)% Co-investment Fund II 68,431 62,361 54,374 (21)% (13)% Co-investment Fund III 35,635 49,520 39,435 11% (20)% Co-investment Fund IV - - 746 N/A N/A Other specialized funds 32,520 47,375 40,204 24% (15)% Customized separate accounts 107,722 121,275 120,549 12% (1)% Total allocated carried interest $303,766 $355,468 $326,466 7% (8)% Hamilton Lane | Global Leader in the Private Markets Page 17

Assets Under Management (Dollars in millions) March 31, 2018 December 31, 2018 March 31, 2019 YoY % Change QoQ % Change Assets under management / advisement Assets under management $53,679 $58,840 $61,130 14% 4% Assets under advisement 396,837 409,924 422,475 6% 3% Total assets under management / advisement $450,516 $468,764 $483,605 7% 3% Fee-earning assets under management Customized separate accounts Balance, beginning of period $20,383 $20,832 $21,211 4% 2% Contributions 2,267 933 1,987 (12)% 113% Distributions (1,691) (536) (977) (42)% 82% Foreign exchange, market value and other (28) (18) (61) 118% 239% Balance, end of period $20,931 $21,211 $22,160 6% 4% Specialized funds Balance, beginning of period $9,274 $10,773 $11,023 19% 2% Contributions 925 359 587 (37)% 64% Distributions (443) (110) (177) (60)% 61% Foreign exchange, market value and other 2 1 1 (50)% 0% Balance, end of period $9,758 $11,023 $11,434 17% 4% Total Balance, beginning of period $29,657 $31,605 $32,234 9% 2% Contributions 3,192 1,292 2,574 (19)% 99% Distributions (2,134) (646) (1,154) (46)% 79% Foreign exchange, market value and other (26) (17) (60) 131% 253% Balance, end of period $30,689 $32,234 $33,594 9% 4% Hamilton Lane | Global Leader in the Private Markets Page 18

Condensed Consolidated Balance Sheets (Unaudited) (Dollars in thousands except share and per share amounts) March 31, 2018 March 31, 2019 Assets Cash and cash equivalents $47,596 $49,357 Restricted cash 1,787 2,233 Fees receivable 14,924 20,320 Prepaid expenses 2,301 4,714 Due from related parties 3,236 2,628 Furniture, fixtures and equipment, net 4,782 8,108 Investments 137,253 154,491 Deferred income taxes 73,381 107,726 Other assets 8,535 11,014 Total assets $293,795 $360,591 Liabilities and Equity Accounts payable $1,700 $2,619 Accrued compensation and benefits 8,092 12,216 Deferred incentive fee revenue 6,245 3,704 Debt 84,162 70,954 Accrued members' distributions 11,837 17,081 Payable to related parties pursuant to tax receivable agreement 34,133 69,636 Accrued dividend 3,893 5,673 Other liabilities 7,659 8,986 Total liabilities 157,721 190,869 Class A common stock, $0.001 par value, 300,000,000 authorized; 27,367,477 and 23,139,476 issued and 22 27 outstanding as of March 31, 2019 and 2018, respectively Class B common stock, $0.001 par value, 50,000,000 authorized; 23,516,439 and 25,700,068 issued and 26 24 outstanding as of March 31, 2019 and 2018, respectively Accrumulated other comprehensive income - 7 Additional paid-in-capital 73,829 92,482 Retained earnings 4,549 17,686 Total Hamilton Lane Incorporated stockholders’ equity 78,426 110,226 Non-controlling interests in general partnerships 7,266 5,716 Non-controlling interests in Hamilton Lane Advisors, L.L.C. 50,382 53,780 Total equity 136,074 169,722 Total liabilities and equity $293,795 $360,591 Hamilton Lane | Global Leader in the Private Markets Page 19

Condensed Consolidated Statements of Cash Flows (Unaudited) Year Ended March 31, (Dollars in thousands) 2017 2018 2019 Operating activities Net income $74,438 $106,297 $98,997 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 1,915 1,891 2,979 Change in deferred income taxes 26 22,983 21,665 Change in payable to related parties pursuant to tax receivable agreement - (5,076) (9,778) Write-off of deferred financing costs 3,359 1,657 - Equity-based compensation 4,681 5,544 6,382 Equity in income of investees (12,801) (17,102) (7,202) Gain on sale of investments valued at the measurement alternative - - (11,133) Proceeds received from investments 10,843 14,391 14,077 Other 922 1,411 190 Changes in operating assets and liabilities (1,704) (35,304) (4,555) Net cash provided by operating activities $81,679 $96,692 $111,622 Investing activities Purchase of furniture, fixtures and equipment $(1,275) $(2,254) $(5,366) Proceeds from sales of investments valued at the measurement alternative - - 22,531 Cash paid for acquisition of business - (5,228) - Loan to investee - - (944) Distributions received from investments 8,782 16,055 10,614 Contributions to investments (24,222) (30,346) (46,048) Net cash used in investing activities $(16,715) $(21,773) $(19,213) Financing activities Proceeds from offerings $- $125,200 $193,504 Purchase of membership interests (55,983) (125,200) (193,504) Repayments of debt (162,600) (87,038) (13,263) Borrowings of debt, net of deferred financing costs - 85,066 - Contributions from non-controlling interest in Partnerships 532 276 81 Distributions to non-controlling interest in Partnerships (3,191) (5,359) (2,195) Proceeds from IPO, net of underwriting discount 203,205 - - Payment of deterred offering costs (5,844) - - Sale of membership interests 4,669 - - (Repurchase) issuance of Class B common stock 28 (2) (2) Purchase of restricted stock for tax withholding (2,151) (6,473) (5,387) Proceeds received from issuance of shares under employee stock plans 1,192 313 264 Dividends paid - (9,511) (18,676) Members’ distributions paid (80,457) (36,943) (50,649) Other (611) - (383) Net cash used in financing activities $(101,211) $(59,671) $(90,210) Effect of exchange rate changes on cash and cash equivalents - - 8 Increase (decrease) in cash, cash equivalents, and restricted cash (36,247) 15,248 2,207 Cash, cash equivalents, and restricted cash at beginning of the year 70,382 34,135 49,383 Cash, cash equivalents, and restricted cash at end of the year $34,135 $49,383 $51,590 Hamilton Lane | Global Leader in the Private Markets Page 20

Non-GAAP Reconciliation

Reconciliation from Net Income

(Dollars in thousands)

	Three Months Ended March 31, 2018	Three Months Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019
Net income attributable to Hamilton Lane Incorporated	$13,498	$8,048	$17,341	$33,573
Income (loss) attributable to non-controlling interests in general partnerships	698	(511)	2,448	564
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	30,422	12,870	86,508	64,860
Incentive fees[1]	(28,905)	(9,059)	(49,003)	(34,406)
Incentive fee related compensation[2]	1,165	4,267	3,874	14,983
Interest income	(56)	(88)	(528)	(255)
Interest expense	707	779	5,989	3,039
Income tax expense	3,996	4,900	33,333	30,560
Equity in income (loss) of investees	(4,036)	2,894	(17,102)	(7,202)
Contingent compensation related to acquisition	2,201	-	3,399	5,100
Non-operating (loss) income	(867)	36	(5,036)	(20,915)
Fee Related Earnings	$18,823	$24,136	$81,223	$89,901
Depreciation and amortization	495	741	1,891	2,500
Equity-based compensation	1,272	1,604	5,544	6,382
Incentive fees[1]	28,905	9,059	49,003	34,406
Incentive fees attributable to non-controlling interests[1]	(895)	(74)	(1,729)	(725)
Incentive fee related compensation[2]	(1,165)	(4,267)	(3,874)	(14,983)
Interest income	56	88	528	255
Adjusted EBITDA	$47,491	$31,287	$132,586	$117,736

Non-GAAP earnings per share reconciliation	Three Months Ended March 31, 2018	Three Months Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019
Net income attributable to Hamilton Lane Incorporated	$13,498	$8,048	$17,341	$33,573
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	30,422	12,870	86,508	64,860
Income tax expense	3,996	4,900	33,333	30,560
Write-off of deferred financing costs[3]	-	-	2,544	-
Impact of Tax Act on TRA liability[4]	(778)	-	(4,964)	-
Impact of Tax Act on IPO related compensation[5]	-	-	(669)	-
Contingent compensation related to acquisition	2,201	-	3,399	5,100
Adjusted pre-tax net income	49,339	25,818	137,492	134,093
Adjusted income taxes[6]	(18,247)	(6,387)	(50,432)	(32,048)
Adjusted net income	$31,092	$19,431	$87,060	$102,045
Weighted-average shares of Class A common stock outstanding - diluted	20,216,258	25,852,163	18,990,369	24,298,795
Exchange of Class B and Class C units in HLA[7]	33,117,833	27,540,069	34,112,983	29,040,205
Adjusted shares outstanding	53,334,091	53,392,233	53,103,352	53,339,000
Non-GAAP earnings per share	$0.58	$0.36	$1.64	$1.91

[1] Incentive fees for the year ended March 31, 2019 included $3.2 million of non-cash carried interest. Of the $3.2 million, $2.5 million is included in net income and $0.7 million is attributable to non-controlling interests. Incentive fees for the year ended March 31, 2018 included $40.6 million of non-cash carried interest. Of the $40.6 million, $38.9 million is included in net income and $1.7 million is attributable to non-controlling interests.

[2] Incentive fee related compensation includes incentive fee compensation expense, bonus and other revenue sharing related to carried interest that is classified as base compensation. Incentive fee related compensation for the years ended March 31, 2019 and 2018 excludes compensation expense related to the recognition of incentive fees included in net income from one of our co-investment funds of $2.5 million and $38.9 million, respectively, as the related incentive fee compensation was recognized in fiscal 2016.

[3] Represents write-off of debt issuance costs and realized loss on interest rate caps related to the payoff of our predecessor credit facility in the prior year period.

[4] Represents gain recorded as a result of re-measurement due to lower federal tax rates. The gain was recorded to other non-operating income in the Condensed Consolidated Statements of Income.

[5] Represents reduction in expense due to the impact of tax rate changes on the $1.9 million expense accrued in fiscal 2017 to induce members of HLA to exchange their HLA units for HLI common stock in connection with the corporate reorganization effected at the time of our initial public offering.

[6] Represents corporate income taxes at our estimated statutory tax rate of 23.9% for the year ended March 31, 2019 applied to adjusted pre-tax net income. The 23.9% is based on a blended federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.9%. Represents corporate income taxes at assumed effective tax rate of 36.7% for the year ended March 31, 2018. The 36.7% is based on a blended federal tax statutory rate of 35.0% for 275 days and 21.0% for 90 days and a combined state income tax rate net of federal benefits of 5.1%.

[7] Assumes the full exchange of Class B and Class C units in HLA for Class A common stock of HLI pursuant to the exchange agreement.

Hamilton Lane | Global Leader in the Private Markets

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Gross Leverage Ratio Twelve Months Ended (Dollars in thousands) March 31, 2018 March 31, 2019 Principal amount of debt outstanding $84,513 $71,250 Adjusted EBITDA 132,586 117,736 Gross leverage ratio 0.6x 0.6x Hamilton Lane | Global Leader in the Private Markets Page 22

Terms Adjusted EBITDA is our primary internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings (“FRE”) is used to highlight earnings of the Company from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings excluding certain items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate. We believe Non-GAAP earnings per share is useful to investors because it enables them to better evaluate per-share operating performance across reporting periods. Our assets under management (“AUM”) comprise primarily the assets associated with our customized separate accounts and specialized funds. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients’ and funds’ underlying investments; (2) the unfunded commitments to our clients’ and funds’ underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement (“AUA”) comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM"), is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our cus- tomized separate accounts and specialized funds from which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. Substantially all of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or “HLI”) was incorporated in the State of Delaware on December 31, 2007. HLI was formed for the purpose of completing an initial public offering (“IPO”) and related transactions (“Reorganization”) in order to carry on the business of Hamilton Lane Advisors, L.L.C. (“HLA”) as a publicly-traded entity. As of March 6, 2017, HLI became the sole managing member of HLA. Hamilton Lane | Global Leader in the Private Markets Page 23

Disclosures Some of the statements in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” "estimate," "continue," "anticipate," "intend," "plan," and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to our ability to manage growth, fund performance, risk, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to us; our ability to comply with investment guidelines set by our clients; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2018, and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. As of May 29, 2019 Hamilton Lane | Global Leader in the Private Markets Page 24